American National Bankshares Inc. and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands, except share and per share data)
Unaudited

	December 31
ASSETS	2010	2009

Cash and due from banks	$9,547	$13,250
Interest-bearing deposits in other banks	8,967	10,693

Securities available for sale, at fair value	228,295	188,795
Securities held to maturity	3,334	6,529
Total securities	231,629	195,324

Restricted stock, at cost	4,062	4,362
Loans held for sale	3,135	2,490

Loans	520,781	527,991
Less allowance for loan losses	(8,420)	(8,166)
Net Loans	512,361	519,825

Premises and equipment, net	19,509	19,195
Other real estate owned, net	3,716	3,414
Goodwill	22,468	22,468
Core deposit intangibles, net	1,320	1,698
Accrued interest receivable and other assets	16,950	16,254

Total assets	$833,664	$808,973

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Demand deposits -- noninterest-bearing	$105,240	$101,735
Demand deposits -- interest-bearing	90,012	97,025
Money market deposits	59,891	75,554
Savings deposits	62,522	61,873
Time deposits	322,433	268,086
Total deposits	640,098	604,273

Short-term borrowings:
Customer repurchase agreements	47,084	65,929
Other short-term borrowings	6,110	-
Long-term borrowings	8,488	8,638
Trust preferred capital notes	20,619	20,619
Accrued interest payable and other liabilities	3,178	3,125
Total liabilities	725,577	702,584

Shareholders' equity:
Common stock, $1 par, 20,000,000 shares authorized,
6,127,735 shares outstanding at December 31, 2010 and
6,110,335 shares outstanding at December 31, 2009	6,128	6,110
Capital in excess of par value	27,268	26,962
Retained earnings	74,850	72,208
Accumulated other comprehensive income (loss), net	(159)	1,109
Total shareholders' equity	108,087	106,389

Total liabilities and shareholders' equity	$833,664	$808,973

American National Bankshares Inc. and Subsidiaries
Consolidated Statements of Income
(Dollars in thousands, except share and per share data)
Unaudited

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2010	2009	2010	2009
Interest and Dividend Income:
Interest and fees on loans	$6,960	$7,445	$28,180	$31,062
Interest and dividends on securities:
Taxable	1,198	1,259	5,042	4,853
Tax-exempt	647	437	2,288	1,673
Dividends	24	25	95	95
Other interest income	92	91	360	378
Total interest and dividend income	8,921	9,257	35,965	38,061

Interest Expense:
Interest on deposits	1,704	1,771	6,708	8,399
Interest on short-term borrowings	85	127	382	675
Interest on long-term borrowings	64	66	256	342
Interest on trust preferred capital notes	343	343	1,373	1,373
Total interest expense	2,196	2,307	8,719	10,789

Net Interest Income	6,725	6,950	27,246	27,272
Provision for loan losses	485	328	1,490	1,662

Net Interest Income After Provision
for Loan Losses	6,240	6,622	25,756	25,610

Noninterest Income:
Trust fees	936	815	3,391	3,153
Service charges on deposit accounts	457	536	1,897	2,085
Other fees and commissions	307	264	1,163	1,014
Mortgage banking income	543	390	1,560	1,605
Securities gains, net	84	1	126	3
Foreclosed real estate (losses), net	(304)	(253)	(583)	(1,475)
Other	579	184	977	658
Total noninterest income	2,602	1,937	8,531	7,043

Noninterest Expense:
Salaries	2,789	2,314	10,379	10,048
Employee benefits	618	750	2,455	3,201
Occupancy and equipment	725	762	2,934	2,927
FDIC assessment	206	202	803	1,186
Bank franchise tax	167	159	670	642
Core deposit intangible amortization	94	94	377	377
Other	1,603	1,243	5,210	4,937
Total noninterest expense	6,202	5,524	22,828	23,318

Income Before Income Taxes	2,640	3,035	11,459	9,335
Income Taxes	789	866	3,181	2,525
Net Income	$1,851	$2,169	$8,278	$6,810

Net Income Per Common Share:
Basic	$0.30	$0.36	$1.35	$1.12
Diluted	$0.30	$0.35	$1.35	$1.12
Average Common Shares Outstanding:
Basic	6,126,817	6,108,340	6,123,870	6,097,810
Diluted	6,141,123	6,116,800	6,131,650	6,102,895

American National Bankshares Inc. and Subsidiaries
Financial Highlights

(In thousands, except share, ratio and
nonfinancial data, unaudited)	4th Qtr	3rd Qtr	4th Qtr	YTD	YTD
	2010	2010	2009	2010	2009
EARNINGS
Interest income	$8,921	$8,982	$9,257	$35,965	$38,061
Interest expense	2,196	2,223	2,307	8,719	10,789
Net interest income	6,725	6,759	6,950	27,246	27,272
Provision for loan losses	485	435	328	1,490	1,662
Noninterest income	2,602	2,246	1,937	8,531	7,043
Noninterest expense	6,202	5,536	5,524	22,828	23,318
Income taxes	789	806	866	3,181	2,525
Net income	1,851	2,228	2,169	8,278	6,810

PER COMMON SHARE
Earnings per share - basic	$0.30	$0.36	$0.36	$1.35	$1.12
Earnings per share - diluted	0.30	0.36	0.35	1.35	1.12
Cash dividends declared	0.23	0.23	0.23	0.92	0.92
Book value per share	17.64	18.10	17.41	17.64	17.41
Book value per share - tangible (a)	13.76	14.20	13.46	13.76	13.46
Closing market price	23.55	21.94	21.90	23.55	21.90

FINANCIAL RATIOS
Return on average assets	0.88%	1.07%	1.07%	1.00%	0.84%
Return on average equity	6.69	8.11	8.24	7.59	6.57
Return on average tangible equity (b)	8.83	10.69	11.03	10.05	8.94
Average equity to average assets	13.12	13.14	12.93	13.18	12.79
Net interest margin, taxable equivalent	3.67	3.74	3.88	3.78	3.81
Efficiency ratio	65.70	59.54	58.79	61.53	63.46
Effective tax rate	29.89	26.57	28.53	27.76	27.05

PERIOD-END BALANCES
Securities	$235,691	$218,096	$199,686	$235,691	$199,686
Loans held for sale	3,135	3,952	2,490	3,135	2,490
Loans, net of unearned income	520,781	519,421	527,991	520,781	527,991
Goodwill and other intangibles	23,788	23,883	24,166	23,788	24,166
Assets	833,664	824,217	808,973	833,664	808,973
Assets - tangible (a)	809,876	800,334	784,807	809,876	784,807
Deposits	640,098	625,630	604,273	640,098	604,273
Customer repurchase agreements	47,084	54,285	65,929	47,084	65,929
Other short-term borrowings	6,110	-	-	6,110	-
Long-term borrowings	29,107	29,144	29,257	29,107	29,257
Shareholders' equity	108,087	110,868	106,389	108,087	106,389
Shareholders' equity - tangible (a)	84,299	86,985	82,223	84,299	82,223

AVERAGE BALANCES
Securities	$215,208	$214,532	$167,546	$203,296	$153,237
Loans held for sale	5,629	4,991	4,394	4,159	5,436
Loans, net of unearned income	521,832	519,101	540,103	520,315	553,831
Interest-earning assets	770,649	762,742	744,007	754,833	741,308
Goodwill and other intangibles	23,844	23,935	24,217	23,982	24,360
Assets	843,922	836,033	814,232	827,422	810,140
Assets - tangible (a)	820,078	812,098	790,015	803,440	785,780
Interest-bearing deposits	537,662	530,191	499,725	522,614	507,014
Deposits	647,526	633,692	604,506	625,822	606,700
Customer repurchase agreements	52,068	59,126	70,014	59,270	63,115
Other short-term borrowings	251	92	91	87	1,037
Long-term borrowings	29,136	29,174	29,287	29,192	30,849
Shareholders' equity	110,688	109,885	105,302	109,060	103,625
Shareholders' equity - tangible (a)	86,844	85,950	81,085	85,078	79,265

CAPITAL
Average shares outstanding - basic	6,126,817	6,125,359	6,108,340	6,123,870	6,097,810
Average shares outstanding - diluted	6,141,123	6,131,129	6,116,800	6,131,650	6,102,895
Shares repurchased	-	-	-	-	7,600
Average price of shares repurchased	$-	$-	$-	$-	$15.92

ALLOWANCE FOR LOAN LOSSES
Beginning balance	$8,542	$8,135	$8,260	$8,166	$7,824
Provision for loan losses	485	435	328	1,490	1,662
Charge-offs	(662)	(137)	(485)	(1,531)	(1,601)
Recoveries	55	109	63	295	281
Ending balance	$8,420	$8,542	$8,166	$8,420	$8,166

LOANS
Construction and land development	$37,168	$42,602	$40,371	$37,168	$40,371
Commercial real estate	210,393	206,142	208,066	210,393	208,066
Residential real estate	119,398	118,554	121,639	119,398	121,639
Home equity	61,064	64,847	64,678	61,064	64,678
Commercial and industrial	85,051	80,818	86,312	85,051	86,312
Consumer	7,707	6,458	6,925	7,707	6,925
Total	$520,781	$519,421	$527,991	$520,781	$527,991

NONPERFORMING ASSETS AT PERIOD-END
Nonperforming loans:
90 days past due	$-	$-	$-	$-	$-
Nonaccrual	2,597	3,910	3,642	2,597	3,642
Foreclosed real estate	3,716	3,987	3,414	3,716	3,414
Nonperforming assets	$6,313	$7,897	$7,056	$6,313	$7,056

ASSET QUALITY RATIOS
Annualized net chargeoffs to average loans	0.47%	0.02%	0.31%	0.24%	0.24%
Nonperforming assets to total assets	0.76	0.96	0.87	0.76	0.87
Nonperforming loans to total loans	0.50	0.75	0.69	0.50	0.69
Allowance for loan losses to total loans	1.62	1.64	1.55	1.62	1.55
Allowance for loan losses to nonperforming loans	324.22	218.47	224.22	324.22	224.22

OTHER DATA
Fiduciary assets at period-end (c)	$368,018	$370,016	$358,124	$368,018	$358,124
Retail brokerage assets at period-end (c)	$49,311	$47,507	$54,696	$49,311	$54,696
Number full-time equivalent employees (d)	242	242	238	242	238
Number of full service offices	18	18	18	18	18
Number of loan production offices	1	1	2	1	2
Number of ATM's	26	26	24	26	24

Notes:

(a) - Excludes goodwill and other intangible assets
(b) - Excludes amortization expense, net of tax, of intangible assets
(c) - Market value
(d) - Average for quarter
N/A - Percentage change is not applicable or not meaningful

Net Interest Income Analysis
For the Three Months Ended December 31, 2010 and 2009
(in thousands, except yields and rates)

			Interest		Average
	Average Balance		Income/Expense		Yield/Rate

	2010	2009	2010	2009	2010	2009
Loans:
Commercial	$75,012	$80,712	$900	$986	4.76%	4.89%
Real estate	445,017	452,136	5,949	6,338	5.35	5.61
Consumer	7,432	7,255	144	148	7.69	8.16
Total loans	527,461	540,103	6,993	7,472	5.30	5.53

Securities:
Federal agencies & GSE	48,184	61,858	382	555	3.17	3.59
Mortgage-backed & CMO's	57,251	38,002	484	482	3.38	5.07
State and municipal	103,692	59,358	1,255	839	4.84	5.65
Other	6,081	8,328	55	76	3.62	3.65
Total securities	215,208	167,546	2,176	1,952	4.04	4.66

Deposits in other banks	27,980	36,358	92	91	1.30	1.00

Total interest-earning assets	770,649	744,007	9,261	9,515	4.80	5.12

Non-earning assets	73,273	70,225

Total assets	$843,922	$814,232

Deposits:
Demand	$93,133	$94,764	18	27	0.08	0.11
Money market	60,500	72,342	86	74	0.56	0.41
Savings	63,010	62,026	22	33	0.14	0.21
Time	321,019	270,593	1,578	1,637	1.95	2.42
Total deposits	537,662	499,725	1,704	1,771	1.26	1.42

Customer repurchase agreements	52,068	70,014	85	127	0.65	0.73
Other short-term borrowings	251	91	0	0	0.14	0.39
Long-term borrowings	29,136	29,287	407	409	5.59	5.59

Total interest-bearing liabilities	619,117	599,117	2,196	2,307	1.41	1.54

Noninterest bearing demand deposits	109,864	104,781
Other liabilities	4,253	5,032
Shareholders' equity	110,688	105,302
Total liabilities and
shareholders' equity	$843,922	$814,232

Interest rate spread					3.39%	3.58%
Net interest margin					3.67%	3.88%

Net interest income (taxable equivalent basis)			7,065	7,208
Less: Taxable equivalent adjustment			340	258
Net interest income			$6,725	$6,950

Net Interest Income Analysis
For the Years Ended 2010 and 2009
(in thousands, except yields and rates)

			Interest		Average
	Average Balance		Income/Expense		Yield/Rate

	2010	2009	2010	2009	2010	2009
Loans:
Commercial	$77,382	$88,551	$3,726	$4,213	4.82%	4.76%
Real estate	440,318	463,093	24,045	26,294	5.46	5.68
Consumer	6,774	7,623	541	659	7.99	8.64
Total loans	524,474	559,267	28,312	31,166	5.40	5.57

Securities:
Federal agencies & GSE	59,960	52,694	1,917	2,139	3.20	4.06
Mortgage-backed & CMO's	50,178	40,363	1,957	2,100	3.90	5.20
State and municipal	86,439	52,687	4,478	2,972	5.18	5.64
Other	6,719	7,493	240	261	3.57	3.48
Total securities	203,296	153,237	8,592	7,472	4.23	4.88

Deposits in other banks	27,063	28,804	360	378	1.33	1.31

Total interest-earning assets	754,833	741,308	37,264	39,016	4.94	5.26

Non-earning assets	72,589	68,832

Total assets	$827,422	$810,140

Deposits:
Demand	$94,236	$98,576	76	290	0.08	0.29
Money market	73,358	72,918	371	527	0.51	0.72
Savings	63,484	62,219	88	148	0.14	0.24
Time	291,536	273,301	6,173	7,434	2.12	2.72
Total deposits	522,614	507,014	6,708	8,399	1.28	1.66

Customer repurchase agreements	59,270	63,115	382	670	0.64	1.06
Other short-term borrowings	87	1,037	0	5	0.42	0.48
Long-term borrowings	29,192	30,849	1,629	1,715	5.58	5.56

Total interest-bearing liabilities	611,163	602,015	8,719	10,789	1.43	1.79

Noninterest bearing demand deposits	103,208	99,686
Other liabilities	3,991	4,814
Shareholders' equity	109,060	103,625
Total liabilities and
shareholders' equity	$827,422	$810,140

Interest rate spread					3.51%	3.47%
Net interest margin					3.78%	3.81%

Net interest income (taxable equivalent basis)			28,545	28,227
Less: Taxable equivalent adjustment			1,299	955
Net interest income			$27,246	$27,272